UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2023

Gyre Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12770 High Bluff Drive Suite 150 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 949-3681
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GYRE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 6, 2023, GNI Group Ltd., a company incorporated under the laws of Japan with limited liability (“GNI Japan”), which holds an indirect controlling interest of Gyre Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release announcing that GNI Japan has amended its consolidated earnings forecast for the full-year 2023 that was previously disclosed on November 6, 2023.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The exhibit furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Forward Looking Statements

This report and the press release attached as an exhibit contain forward-looking statements that pertain to future operating performance and that are not historic facts. Forward-looking statements may include, but are not limited to, words such as “believe,” “plan,” “strategy,” “expect,” “forecast,” “possibility” and similar words that describe future operating activities, business performance, events or conditions. Forward-looking statements, whether spoken or written, are based on judgments made by the management of GNI Japan and/or the Company, based on information that is currently available to it. As such, these forward-looking statements are subject to various risks and uncertainties, and actual business results may vary substantially from the forecasts expressed or implied in forward-looking statements. Consequently, investors are cautioned not to place undue reliance on forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Exhibit Title or Description

99.1	Press Release, dated December 6, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GYRE THERAPEUTICS, INC.

Date: December 6, 2023	By:	/s/ Charles C. Wu, Ph.D.
	Name:	Charles C. Wu, Ph.D.
	Title:	Chief Executive Officer